SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date Of Report (Date Of Earliest Event Reported) July 20, 2001
                                                          -------------

                                AUTONATION, INC.
             (Exact Name Of Registrant As Specified In Its Charter)

               DELAWARE                   1-13107             73-1105145
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      (State Or Other Jurisdiction      (Commission         (IRS Employer
       Of Incorporation)                 File Number)        Identification No.)


                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
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          (Address Of Principal Executive Offices, Including Zip Code)

        Registrant's Telephone Number, Including Area Code (954) 769-6000
                                                            --------------

              ----------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


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ITEM 5. Other Events.

         On July 19, 2001, AutoNation, Inc. issued a press release announcing that it is proposing to issue approximately $300 million in senior notes due in 2008. A copy of the press release is attached as an exhibit hereto and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1     Press Release of AutoNation, Inc., dated July 19, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AUTONATION, INC.
                                          ------------------
                                            (Registrant)


                                          By     /s/ Jonathan P. Ferrando
                                            -------------------------------
                                                   Jonathan P. Ferrando
                                                   Senior Vice President,
                                                   General Counsel and
                                                   Secretary

Dated: July 20, 2001


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


                                INDEX TO EXHIBITS


Exhibit           Exhibit
Number            Description
------            -----------

99.1              Press Release of AutoNation, Inc., dated July 19, 2001.



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